Share repurchase program	12 Months Ended
Dec. 31, 2018
Share repurchase program
Share repurchase program

17. Share repurchase program

On August 24, 2018, the board of directors of the Company had approved a share repurchase program, under which the Company may repurchase its Class A ordinary share in the form of American depositary shares (“ADSs”) with an aggregate value of up to US$20 million during the next twelve-month period. The share repurchases may be made in accordance with applicable laws and regulations through open market transactions, privately negotiated transactions or other legally permissible means as determined by the management.

During the year ended December 31, 2018, the Company had repurchased 2,249,831 ADSs for US$10,151,428 under these programs on the open market, at a weighted average price of US$4.51 per ADS. The Company accounts for repurchased ordinary shares under the cost method and includes such treasury stock as a component of the shareholders’ equity.